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                                                                     EXHIBIT 21

                             LIST OF SUBSIDIARIES

The direct and indirect subsidiaries of Aftermarket Technology Corp. are:

                                                 JURISDICTION OF     NAME UNDER WHICH
            NAME                                 INCORPORATION       BUSINESS IS CONDUCTED
-------------------------------------------------------------------------------------------------
Aaron's Automotive Products, Inc.                Delaware            Aaron's Automotive Products
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ACI Electronics Holding Corp.                    Delaware            Not Applicable
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ACI Electronics Investment Corp.                 Delaware            Not Applicable
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ATC Distribution Group, Inc.                     Delaware            ATC Distribution Group
                                                                     ATC Diverco
                                                                     ATC HTP
                                                                     ATC Mamco
                                                                     ATC Metran
                                                                     ATC REPCO
                                                                     ATC Trans Mart
                                                                     ATC Tranzparts
                                                                     Diverco
                                                                     HTP
                                                                     Mamco Converters
                                                                     Metran
                                                                     REPCO Industries
                                                                     Trans Mart
                                                                     Tranzparts
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ATC Electronics & Logistics, L.P.                Delaware            Autocraft Electronics
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ATS Remanufacturing Corp.                        Delaware            ATS
                                                                     CRS
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Autocraft Industries, Inc.                       Delaware            Autocraft Industries
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Autocraft Remanufacturing Corp.                  Delaware            Autocraft Industries
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Automotive Development Limited                   England             Autocraft Industries
                                                                     South East Lincs Engineering
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Aftermarket Technology (U.K.) Holding Limited    England             Not Applicable
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Component Remanufacturing Specialists, Inc.      New Jersey          CRS
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CRS Holdings, Corp.                              New Jersey          Not Applicable
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King-O-Matic Industries Limited                  Ontario, Canada     King-O-Matic Industries
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                                                 JURISDICTION OF     NAME UNDER WHICH
            NAME                                 INCORPORATION       BUSINESS IS CONDUCTED
-------------------------------------------------------------------------------------------------
Metran Automatic Transmission Parts Corp.        New York            ATC Metran
                                                                     Metran
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Partes Remanufacturadas de Mexico                Mexico              ATC RPM
                                                                     RPM
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RPM Merit, Inc.                                  Delaware            ATC RPM
                                                                     RPM
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